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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 22, 2004
                                                         -----------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Federal                      000-50810                 42-1634975
------------------------------   -----------------------  ----------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


One Jaffrey Road, Peterborough, NH                                 03458
----------------------------------                                 -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(D) Karl F. Betz was hired by Monadnock Community Bancorp, Inc., effective November 22, 2004. Mr. Betz will serve as Senior Vice President, Treasurer and Chief Financial Officer for Monadnock Community Bancorp, Inc., Monadnock Mutual Holding Company and Monadnock Community Bank. During the last two years, there have been no transactions or proposed transactions between Monadnock Community Bancorp, Inc. and Mr. Betz or his immediate family where Mr. Betz or his immediate family was or is to have a direct or indirect material interest.

        A press release issued by Monadnock Community Bancorp, Inc. on November 22, 2004 is included as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 99.1: Press Release dated November 22, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      MONADNOCK COMMUNITY BANCORP, INC.


DATE:  November 22, 2004              By: /s/ William M. Pierce, Jr.
                                          -------------------------------------
                                          William M. Pierce, Jr.
                                          President and Chief Executive Officer